INCOME TAXES	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

The sources of income before taxes, classified between domestic and foreign entities are as follows:

Pre-tax income	2015	2014	2013
Domestic	$599.6	$758.6	$844.2
Foreign	132.5	68.1	71.4
Total pre-tax income	$732.1	$826.7	$915.6

The provisions (benefits) for income taxes in the accompanying consolidated statements of operations consist of the following:

	Years Ended December 31,
	2015	2014	2013
Current:
Federal	$218.3	$233.6	$231.6
State	39.8	30.1	29.9
Foreign	69.4	22.7	22.5
	$327.5	$286.4	$284.0
Deferred:
Federal	$(14.1)	$29.1	$55.2
State	(4.2)	3.7	6.1
Foreign	(15.1)	(5.1)	(5.1)
	(33.4)	27.7	56.2
	$294.1	$314.1	$340.2

A portion of the tax benefit associated with option exercises from stock plans reducing taxes currently payable is recorded through additional paid-in capital. The benefits recorded through additional paid-in capital are approximately $13.1, $5.9 and $10.6 in 2015, 2014 and 2013, respectively.

The effective tax rates on earnings before income taxes are reconciled to statutory U.S. income tax rates as follows:

	Years Ended December 31,
	2015	2014	2013
Statutory U.S. rate	35.0%	35.0%	35.0%
State and local income taxes, net of U.S. income tax effect	3.2	2.7	2.6
Foreign earnings taxes at lower rates than the statutory U.S. rate	(1.8)	—	—
One-time restructuring and acquisition items	2.7	—	—
Other	1.1	0.3	(0.4)
Effective rate	40.2%	38.0%	37.2%

The effective rate for 2015 was unfavorably impacted by one-time restructuring and acquisition items, recording of additional uncertain tax reserves, and a decrease in the benefit recorded from releasing uncertain tax reserves. The 2015 rate was favorably impacted by foreign earnings taxed at rates lower than the U.S. statutory rate.

The effective rate for 2014 was unfavorably impacted by the recording of a full valuation allowance for the write down of two of the Company's investments.

The effective rate for 2013 was favorably impacted by the release of the capital loss valuation allowance and recording two years of the R&D tax credit. The American Taxpayer Relief Act of 2012 was enacted in early 2013 and reinstated the R&D tax credit for 2012 and extended the credit for calendar year 2013.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31, 2015	December 31, 2014
Deferred tax assets:
Accounts receivable	$13.4	$12.9
Employee compensation and benefits	140.6	110.7
Self insurance reserves	36.9	27.6
Postretirement benefit obligation	7.5	10.2
Acquisition and restructuring reserves	24.5	20.1
Tax loss carryforwards	98.3	69.1
Other	4.3	2.4
	325.5	253.0
Less: valuation allowance	(15.1)	(17.1)
Net deferred tax assets	$310.4	$235.9

Deferred tax liabilities:
Deferred earnings	$(189.5)	$(15.8)
Intangible assets	(979.2)	(496.3)
Property, plant and equipment	(211.9)	(93.5)
Zero-coupon subordinated notes	(87.4)	(92.8)
Currency translation adjustment	(47.3)	(48.7)
Total gross deferred tax liabilities	(1,515.3)	(747.1)
Net deferred tax liabilities	$(1,204.9)	$(511.2)

The valuation allowance decreased from $17.1 in 2014 to $15.1 in 2015. The decrease in the valuation allowance is primarily due to releasing an allowance for capital loss carryover as the Company recorded capital gain income during 2015.

The Company has foreign tax loss carryovers of $39.5 of which $27.4 has a full valuation allowance. Most of the foreign losses have an indefinite carryover. The Company has U.S. tax loss carryovers of approximately $245.0 expiring periodically through 2035. The utilization of the tax loss carryovers is limited due to change of ownership rules. However, at this time the Company expects to fully utilize substantially all U.S. tax loss carryovers with the exception of approximately $3.9 for which a full valuation allowance has been provided. In addition to the net operating losses, the Company has a foreign capital loss carryover of $6.8. The loss has an indefinite life and has a full valuation allowance.

The unrecognized income tax benefits were $24.2 and $16.7 at December 31, 2015 and 2014, respectively. The increase in the reserve is primarily due to the beginning balances carried over in the Acquisition. It is anticipated that the amount of the unrecognized income tax benefits will change within the next twelve months; however, these changes are not expected to have a significant impact on the results of operations, cash flows or the financial position of the Company.

The Company recognizes interest and penalties related to unrecognized income tax benefits in income tax expense. Accrued interest and penalties related to uncertain tax positions totaled $12.7 and $8.2 as of December 31, 2015 and 2014, respectively. During the years ended December 31, 2015, 2014 and 2013, the Company recognized $1.8, $2.2 and $2.4, respectively, in interest and penalties expense, which was offset by a benefit of $2.2, $3.3 and $2.9, respectively.

The following table shows a reconciliation of the unrecognized income tax benefits from uncertain tax positions for the years ended December 31, 2015, 2014 and 2013:

	2015	2014	2013
Balance as of January 1	$16.7	$25.6	$36.4
Increase in reserve for tax positions taken in the current year	4.1	—	1.9
Increase in reserve as a result of acquisition	8.5	—	—
Decrease in reserve as a result of settlements reached with tax authorities	—	—	(4.4)
Decrease in reserve as a result of lapses in the statute of limitations	(5.1)	(8.9)	(8.3)
Balance as of December 31	$24.2	$16.7	$25.6

As of December 31, 2015 and 2014, $24.2 and $16.7, respectively, is the approximate amount of unrecognized income tax benefits that, if recognized, would favorably affect the effective income tax rate in any future periods.

The Company has substantially concluded all U.S. federal income tax matters for years through 2011.  Substantially all material state and local, and foreign income tax matters have been concluded through 2010 and 2004, respectively.

The Internal Revenue Service concluded the examination of the Company's 2010 and 2011 income tax returns during 2013. The Company was notified during the first quarter of 2016 that the 2014 income tax return is under examination. Canada Revenue Agency concluded its examination of 2009 and 2010 Canadian income tax returns during 2015. The Company has various state income tax examinations ongoing throughout the year. The Company believes adequate provisions have been recorded related to all open tax years.

The Company changed its method for accounting for foreign earnings at the beginning of 2015 as a result of the Acquisition. Prior to the Acquisition, the Company provided tax for substantially all of the foreign earnings. Other than certain amounts associated with the Acquisition, the Company considers its foreign earnings are now permanently invested outside of the U.S. The Company intends to leave its future generated unremitted foreign earnings invested indefinitely outside the U.S. given its expanded global profile. It is not practical to estimate the amount of additional tax that could be payable if accumulated earnings were remitted. Total unremitted foreign earnings for which income tax has not been provided is approximately $662.0 as of December 31, 2015.